UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2010

Defi Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26235	52-291043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7373 East Double Tree Ranch Rd, Suite 125,
Scottsdale, AZ 85258
(Address of principal executive offices) (zip code)

(480) 588-3704
(Registrant’s telephone number, including area code)

Copies to:
Donald G. Davis, Esq.
The Law Offices of Davis & Associates, Inc.
PO Box 12009
Marina Del Rey, CA
Phone: (310) 823-8300
Fax: (310) 301-3370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 16, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (CBNM) notified the Company that effective as of that date, the firm was resigning as its independent auditor.. Effective the same date, the Company appointed Mantyla McReynolds, LLC (Mantyla) as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on August 16, 2010.

Chisholm, Bierwolf, Nilson and Morrill, LLC. issued their  auditor’s report on the Company's financial statements for the year ended December 31, 2009, which included an explanatory paragraph as to the Company’s ability to continue as a going concern.

Other than the going concern uncertainty described above, CBNM’s audit report on the Company’s financial statements for the year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2009 and any subsequent interim period through August 16, 2010, the date of resignation of CBNM, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CBNM’s satisfaction, would have caused CBNM to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided CBNM with a copy of the disclosure in the preceding two paragraphs and requested in writing that CBNM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. CBNM provided a letter, dated August 23, 2010 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the year ended December 31, 2009 and through the date of the Audit Committee’s decision, the Company did not consult Mantyla with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01  EXHIBITS AND REPORTS ON FORM 8-K

         (a)      Exhibits

         The following exhibits are filed as part of this Form 10-Q.

1. Exhibit 16.1- Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC, stating its agreement with the statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Defi Global, Inc.

Dated: August 16, 2010	By:	/s/ Jeff Rice
Name: Jeff Rice
Title: Chief Executive Officer